UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 21, 2004




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                        1-3919                       37-0364250
 (State or other                  (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification
  incorporation)                                                     No.)



        5430 LBJ Freeway, Suite 1740, Dallas, TX                75240-2697
        (Address of principal executive offices)                (Zip Code)



                                 (972) 458-0028
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


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Item 9:  Regulation FD Disclosure

         The registrant hereby furnishes the information set forth in this Item 9 and as set forth in the letter dated January 21, 2004 from the registrant to certain of its customers, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The letter discusses, among other things, the results of a vote on January 20, 2004 by the registrant's largest union, the Independent Steelworkers Alliance, on a modification to the union's labor agreement with the registrant.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                          Registrant)




                                          By:   /s/ Sandra K. Myers
                                                --------------------------------
                                                Sandra K. Myers
                                                Secretary




Date:  January 21, 2004




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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1 Letter dated January 21, 2004 from Keystone Consolidated Industries, Inc. to certain of its customers.



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